Exhibit 32.2

Section 1350 CERTIFICATION

In connection with this Annual Report of MusclePharm Corporation (the “Company”), on Form 10-K/A for the year ended December 31, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Donald W Prosser Principal Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2014	By:	/s/ Donald W. Prosser
Donald W. Prosser
Principal Accounting Officer